Exhibit 10.54
FIRST AMENDMENT TO
SUBLEASE AND PARKING SUBLICENSE AGREEMENTS
     This First Amendment to Sublease and Parking Sublicense Agreements (this “First Amendment”) is made and entered into as of July 21, 2008, by and between ESS SUSA HOLDINGS, LLC, a Delaware limited liability company (“Landlord”), and GTx, Inc., a Delaware corporation (“Tenant”).
     WHEREAS, Landlord and Tenant entered into that certain Sublease Agreement (the “Sublease”) as of December 17, 2007, regarding the subleasing of certain Premises in the Building, and that certain Parking Sublicense Agreement (the “Sublicense”, and collectively with the Sublease, the “Agreements”) as of December 17, 2007, regarding the sublicensing of the right to use certain parking spaces in the Parking Facility, as such terms are defined, and on such additional terms and conditions set forth, in the Agreements; and
     WHEREAS, in Section 15 of the Sublease, Landlord granted Tenant certain rights of first refusal to lease the third and fourth floor space of the Building; and
     WHEREAS, Landlord has offered, and Tenant has accepted, an offer to sublease the fourth floor space on certain terms and conditions, all as more particularly set forth herein.
     NOW THEREFORE, in consideration of the premises and the mutual covenants of the parties, more particularly hereinafter set forth, the adequacy and sufficiency of which are hereby acknowledged, it is agreed as follows:
     1. Offer Space. The text of Sections 1(b) and 1(e) of the Sublease are hereby deleted in their entirety and replaced with the following, respectively:
     (b) “Premises”: Fourth, Seventh and Eighth floors of the Building
     (e) “Rentable Area of Premises”: approximately 52,248, comprised of 21,500 square feet on the fourth floor, 21,500 square feet on the seventh floor, and 9,248 square feet on the eighth floor.
     2. Fourth Floor Terms. The text of Sections 1(g), 1(i), 1(m), 1(n), 4 and 13 of the Sublease and Sections 2 and 4.c. of the Sublicense are hereby amended in all respects to reflect that the Term, termination dates and fees, Base Rent, parking provisions, and Rent Commencement Date set forth therein apply or relate exclusively to the seventh and eighth floor portions of the Premises, and that as to the fourth floor portion of the Premises only, the following shall apply:
     “Term” shall mean August 1, 2008 through April 30, 2015. Tenant shall have the option to cancel the Sublease, as to the fourth floor Premises only, effective December 31, 2012 upon six months prior written notice and payment of $103,916.68.
     “Base Rent”: The monthly rent schedule shall be as follows:

8/1/2008-9/30/2009	$0 monthly
10/1/2009-7/31/2010	$16,500.00 monthly
8/1/2010-12/31/2010	$16,800.00 monthly
1/1/2011-7/31/2011	$25,083.33 monthly
8/1/2011-7/31/2012	$25,531.25 monthly
8/1/2012-7/31/2013	$25,979.17 monthly
8/1/2013-7/31/2014	$26,427.08 monthly
8/1/2014-4/30/2015	$26,875.00 monthly
     “Parking”: During the Term, Tenant shall sublicense from Landlord the following number of additional unreserved parking spaces at a monthly cost of $0.00 dollars per space: (i) through December 31, 2008, 20 spaces, (ii) thereafter, through December 31, 2009, 40 spaces, and (iii) thereafter, through the end of the Term, 50 spaces. The foregoing number of parking spaces shall reduce, space for space, the number of any additional parking spaces to be sublicensed by Tenant upon Tenant’s actual occupancy of the fourth floor portion of the Premises pursuant to the second paragraph of Section 13 of the Sublease and Sections 2 and 4.c. of the Sublicense. In all other respects, Tenant’s sublicensing and use of any such spaces shall be subject to the terms and conditions relating to such sublicensed parking spaces as set forth in the Agreements.
     “Rent Commencement Date”: August 1, 2008, payable in accordance with the schedule set forth in the definition of “Base Rent” above regarding the fourth floor portion of the Premises.
     “Tenant Improvements”: No tenant improvements will be made by Landlord and no tenant improvement allowance shall be given to Tenant in connection with this Sublease and Tenant acknowledges that Tenant has inspected the Premises and accepts the Premises in its current condition on an “As Is” basis. Any Tenant Improvements made by Tenant to the fourth floor shall be subject to the same requirements (e.g. insurance, approval of plans) as any other Tenant Improvements.
     Exhibit B of the Sublease is hereby amended to include the layout of the fourth floor Premises attached hereto as Exhibit B-3.
     Concurrently herewith the parties shall execute and Tenant may record a Memorandum of Sublease in the form attached hereto as Exhibit H.
     3. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.
     4. Ratification. The Agreements remain in full force and effect, as expressly amended by this First Amendment. Without limiting the foregoing, it is acknowledged and agreed that Tenant continues to retain a ROFR throughout the Term as to the third floor of the Building, unless earlier offered by Landlord and declined by Tenant in accordance with Section

15 of the Sublease. Capitalized terms utilized but not defined in this First Amendment shall have the meanings ascribed to such terms in the Agreements.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have made and entered into this First Amendment as of the first set forth above.

Landlord:
ESS SUSA HOLDINGS, LLC
a Delaware limited liability company

	By:	Extra Space Storage LLC, sole member

		By:	/s/ Charles L. Allen

		Name:	Charles L. Allen
		Title:	Manager

Tenant:
GTx, Inc.
a Delaware corporation

		By:	/s/ Henry P. Doggrell

		Name:	Henry P. Doggrell
		Title:	Vice President, General Counsel and Secretary

EXHIBIT B-3
PICTURE OF FLOOR PLAN – 4th FLOOR

EXHIBIT H
MEMORANDUM OF SUBLEASE
This Memorandum of Sublease will evidence and, when recorded, serve as notice that ESS SUSA HOLDINGS, LLC, a Delaware limited liability company (“Landlord”), the lessor of a portion of certain real property described on Exhibit A attached hereto (the “Subject Property”) has subleased the 4th, 7th and 8th floors within the William R. Moore Building (“Building”) which is located on the Subject Property to GTx, Inc., a Delaware corporation (“Tenant”) pursuant to the terms and provisions of the certain Sublease Agreement, as amended by that certain First Amendment thereto of even date herewith (as amended, the “Sublease”). Capitalized terms used but not otherwise defined in this Memorandum of Sublease shall have the meaning set forth in the Sublease. The Sublease provides in part as follows:
1.	TERM. Subject to the provisions contained in the Sublease, Landlord has granted to Tenant a lease of certain space within the Building through April 30, 2015.

2.	RIGHT OF FIRST REFUSAL. Subject to the provisions contained in the Sublease, Landlord has granted Tenant a right of first refusal with respect to the leasing of the 3rd floor of the Building.
     Upon the termination or expiration of the Sublease for any reason, Landlord shall have the right without the necessity of obtaining the signature of Tenant to record a cancellation of this Memorandum of Sublease.
     The terms and provisions of the Sublease are incorporated herein by reference. Copies of the Sublease are on file at the respective offices of Landlord and Tenant. This document is not intended to alter or modify in any manner any of the terms and conditions of the Sublease referred to herein, but rather to serve as a written memorandum thereof for purposes of recordation and notice. The terms of the Sublease shall govern all matters referenced herein.

     Executed as of this 21 day of July, 2008.

Landlord:
ESS SUSA HOLDINGS, LLC
a Delaware limited liability company

	By:	Extra Space Storage LLC, sole member

		By:	/s/ Charles L. Allen

		Name:	Charles L. Allen
		Title:	Manager
STATE OF UTAH
COUNTY OF SALT LAKE
     Before me, Amy N. Wood, Notary Public of the state and county aforesaid, personally appeared Charles L. Allen, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Manager of Extra Space Storage LLC, the sole member of ESS SUSA Holdings, Inc., the within named bargainor, a Delaware limited liability company, and that he as such Manager of its sole member, executed the foregoing instrument for the purpose therein contained, by signing the name of the company by himself as Manager of its sole member.
     WITNESS MY HAND AND SEAL, at office in Salt Lake City, this 21 day of July, 2008.

/s/ Amy N. Wood
Notary Public
My Commission Expires:
11 January 2009

Tenant:
GTx, Inc.
a Delaware corporation

	By:	/s/ Henry P. Doggrell

	Name:	Henry P. Doggrell
	Title:	Vice President, General Counsel and Secretary
STATE OF TENNESSEE
COUNTY OF SHELBY
     Before me, Karen Ray, Notary Public of the state and county aforesaid, personally appeared Henry P. Doggrell, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Vice President, General Counsel and Secretary of GTx, Inc., the within named bargainor, a Delaware corporation, and that he as such Vice President, General Counsel and Secretary of GTx, Inc., executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as its Vice President, General Counsel and Secretary
     WITNESS MY HAND AND SEAL, at office in Memphis, TN, this 21 day of July, 2008.

Karen Ray
Notary Public
My Commission Expires:
January 12, 2010